GOLDMAN SACHS VARIABLE INSURANCE TRUST

Advisor, Institutional and Service Shares

of the

Goldman Sachs Multi-Strategy Alternatives Portfolio

(the “Fund”)

Supplement dated November 22, 2021 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated April 30, 2021, as supplemented to date

Effective January 3, 2022, Alexandra Wilson-Elizondo will serve as a portfolio manager for the Fund. Neill Nuttall will continue to serve as a portfolio manager for the Fund.

Accordingly, effective January 3, 2022, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the second paragraph in the “Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Neill Nuttall, Managing Director, has managed the Fund since 2019; and Alexandra Wilson-Elizondo, Managing Director, has managed the Fund since 2022.

The following row is added to the table in the “Multi-Asset Solutions Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Alexandra Wilson-Elizondo Managing Director	Portfolio Manager— Multi-Strategy Alternatives	Since 2022	Mrs. Wilson-Elizondo is a Managing Director within the Multi-Asset Solutions (MAS) Group in GSAM. Prior to joining the Investment Adviser in 2021, Mrs. Wilson-Elizondo was the Deputy Head of Global Credit and a Managing Director at MacKay Shields LLC which she joined in 2015.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

VITMSATBDSTK 11-21